UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22533

                    Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                 Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Annual Report to Stockholders follows.

Annual Report

October 31, 2012

LETTER TO SHAREHOLDERS

December 12, 2012

Dear Fellow Shareholders:

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) completed its first full fiscal year of operations on October 31, 2012. We are pleased to present this annual report, indicating that the Fund has continued to pursue the investment objectives and strategies described in its initial public offering prospectus.

Markets around the world have remained volatile since our last shareholder letter earlier this year. Although 2012 began on an optimistic note, as the year progressed, financial conditions in Europe turned increasingly precarious, and global economic data suggested that growth could once again be lackluster, as had occurred in 2011. Instability seems likely to continue as 2012 draws to a close and possibly into 2013. In this environment, we have maintained our focus on investments with strong fundamentals, which we believe will be a foundation for companies’ ability to support dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive, lower volatility investment.

Performance Review: Consistent with the income orientation that is a primary component of the Fund’s objective, in August 2012, the Fund’s Board of Directors declared a quarterly dividend of 35 cents per share of common stock, which was paid on September 28, 2012. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 7.63% of the October 31, 2012, closing price of $18.35 per share.

The table below compares the performance of the Fund to various market indices.

Total Returns*

	Fiscal year ended 10/31/12	From inception 7/29/11 to 10/31/12 (annualized)
Duff & Phelps Global Utility Income Fund Inc. Market Price	2.22%	0.63%
Duff & Phelps Global Utility Income Fund Inc. Net Asset Value	6.77%	9.24%
Composite Index	6.73%	4.99%
MSCI U.S. Utilities Index	9.47%	12.21%
MSCI World ex U.S. Utilities Index	(4.41)%	(9.96)%
MSCI World Telecom Services Index	5.09%	1.11%
Alerian MLP Index	15.04%	15.79%
S&P 500 Index	15.21%	9.69%

*	Total return assumes reinvestment of dividends. The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. Performance returns for the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index and the Alerian MLP Index were obtained from MSCI Inc. and Alerian. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

Market and Fund Update: Equity market volatility continued during the Fund’s first full fiscal year. Early in 2012, markets rallied on more favorable expectations of U.S. economic growth. Thus, riskier assets outperformed the broader market in the first part of the year. However, this optimism waned during the late winter and spring, due to concerns over the continued viability of the European Union and weakening economic activity in the U.S. Indeed, it now appears that the financial upheaval in the Eurozone has resulted in a renewed recession there. And although the U.S. continues to exhibit real growth, economic activity here is, at best, subdued. Indeed, the growth rate of U.S. Gross Domestic Product (“GDP”) did not exceed 2.0% in first two quarters of 2012. While third quarter growth was revised up to 2.7%, compared to 2.0% reported previously, the mix of revisions seems to indicate weakness ahead. Specifically, consumer spending and capital expenditures were revised downward. An increase in business inventory investment was the driving force behind the entire upward revision to GDP, which is likely to negatively affect future business activity. In addition, fourth quarter growth is expected to be negatively impacted by spillover from Europe, the effects of Superstorm Sandy and uncertainty over the looming “fiscal cliff” that will transpire unless Congress and the President are able to agree on a plan to avert automatic spending cuts and tax increases agreed to in previous legislation. While sentiment may improve upon the passage of a plan to reduce the federal deficit over the long-term, we believe there will be a contractionary effect on the economy over the short- to medium-term.

In response to the lackluster economy, the Fed has extended its outlook for low interest rates through mid-2015. In reality, we believe there is little scope for additional maneuvering by monetary authorities in the current environment. This lack of monetary flexibility, combined with the need for federal and state fiscal restraint, leads us to believe that the U.S. subpar economic growth will persist. We continue to think that the defensive sectors in which the Fund is invested are relatively attractive in this environment.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain a very attractive prospect for investors desiring income. As of October 31, 2012, the yield represented by the Fund’s distributions was 7.63% in terms of market price and 7.19% in terms of NAV, which is attractive compared to the Composite yield of 5.57%. In addition, the Fund’s distribution yield compares favorably to the October 31, 2012, yields of 10-year Treasury securities, at 1.72%, and the S&P 500, at 2.32%.

The Fund’s geographic and sector investment allocations as of October 31, 2012, are shown in the pie charts later in this report. Geographically, about 44% of the Fund’s assets are invested internationally. Sector allocations were 33% in telecommunication services; 40% in electric, gas and water; and 26% in oil and gas storage and transportation (i.e. midstream energy).

In the U.S., electric, gas and water utilities tended to underperform relative to the broader market during 2012. The sector particularly suffered immediately before and then after the election, as investors focused on the increased likelihood that the advantageous tax treatment of qualifying dividend income would expire at the end of 2012. In our opinion, the most likely outcome is some equalization of rates on dividends and capital gains, but we do not expect tax rates on dividends to revert to their pre-2004 levels. At this point, we believe the sector may have over-discounted an increase in the tax rate on dividend income.

Despite the uncertainty about the future tax treatment of dividends, we believe utility equity prices will continue to receive support from investors seeking yield. In addition, in a sluggish economy we expect utilities to do relatively better, as investors focus on more defensive sectors. Weather-adjusted utility demand growth has been subdued, reflecting the slow economy as well as a secular trend of conservation. However, we believe that stricter environmental requirements will necessitate a combination of equipment upgrades and new gas-fired or renewable electric generation as coal-fired generation is taken out of service in coming years.

Internationally, electric, gas and water utilities have been impacted negatively by the ongoing economic uncertainty, particularly in countries on the European periphery. The continental European macroeconomic situation is unfavorable, and fiscal austerity remains a negative for the utility sector. As a result, we have tended to under-emphasize utility investments in continental Europe. In the U.K., the electric regulatory agency and affected companies are near the completion of what we believe will be a constructive policy for the next planning period. Our U.K. investments have performed well, in general, thus far in 2012.

Stock performance in the telecommunications sector over the past six months has varied by geography. In Europe, the situation has been largely negative. European telecom sector revenues overall have decreased due to competition, economic weakness and continued regulatory changes. Regulators have also blocked consolidation that many observers believe is necessary for the long-term health of the industry. After initially trimming capital expenditures in the hopes of waiting out the economic slowdown, many telecom companies are now being forced to invest in order to compete. As telecom companies have lowered their long-term cash generation outlook, several have cut dividends. In late 2011 and early 2012, the Fund sold or trimmed several European telecom stocks in an attempt to avoid the worsening outlook. Our approach to Europe remains selective, as some attractive long-term investments with good yields remain.

The Fund’s Australasian telecoms have performed well. Globally, 2012 saw many investors move to the more stable economies and currencies of Australia and New Zealand. We continue to monitor regulation and competition in those countries.

In the second and third quarters of 2012, investors flocked to the largest telecom names in the United States, due to improved margins, constructive data pricing, and new handset upgrade policies in the wireless businesses. We believe investors also craved the attractive yield and stability of the former “Bell” companies. In contrast, investors questioned the sustainability of dividends of the smaller wireline-only telecom companies and punished these stocks heavily. However, we continue to believe that these companies are evolving their business mix and will be able to sustain their attractive dividends.

At the beginning of October 2012, U.S. telecom stocks began to underperform. We believe that this was a result of investors reassessing the coming election, the fiscal cliff and the increasing potential for tax law changes that would affect the after-tax returns of the higher dividend payers. Performance will likely remain volatile over the coming months as the budget process continues in Washington. However, we remain hopeful that the more draconian tax options that could specifically impact dividend income will be avoided.

Energy master limited partnerships (“MLPs”) have performed in line with the broader equity markets since the Fund’s inception and over the twelve months ended October 31, 2012. On a year-to-date basis, however, MLPs have underperformed the broader market due to periodic bouts of volatility in European markets, coupled with unfavorable movements in commodity prices, uncertainty surrounding the U.S. Presidential election, negative implications from the looming year-end fiscal cliff and, more recently, the lingering impact of Superstorm Sandy and a surge in MLP equity issuance to fund new capital projects. With respect to the still unresolved fiscal cliff, we remain optimistic on the tax-advantaged MLP space, due primarily to the importance of the energy sector to the overall U.S. economy and the need for continued investment in energy infrastructure, a topic not overlooked by either candidate during the recent Presidential debates.

As energy production continues to ramp up in Ohio, Pennsylvania, North Dakota and Texas, the International Energy Agency (“IEA”) has projected that the U.S. will produce more crude oil and natural gas liquids (“NGLs”) than Saudi Arabia within the next ten years. In this environment, midstream energy MLPs will provide an important link between upstream exploration and production companies and downstream refiners and petrochemical companies. Therefore, despite periods of NGL price weakness, we remain bullish on crude oil and NGL infrastructure MLPs. Their businesses continue to exhibit stable, fee-based cash flows. Moreover, the need for capital spending on pipelines, refineries and terminals continues to drive year-over-year distribution growth in the high single digits. Additional organic capital investments by MLPs are expected to reach a record $23 billion this year, and we believe they will lay a foundation for future distribution increases by MLPs.

Board of Directors Meeting: At the regular November 2012, Board of Directors’ meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of Common Stock on December 14, 2012, with the distribution to be payable on December 31, 2012.

Under U.S. generally accepted accounting principles (“GAAP”), the Fund expects portions of the distribution to be attributable to both net investment income and return of capital due to investments in MLPs. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis. The tax treatment of the Fund’s distributions may differ from the GAAP treatment.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Sources of Distributions to Common Stockholders: The quarterly distributions paid by the Fund to common stockholders are funded by the Net Distributable Income (“NDI”) generated from the Fund’s portfolio investments. NDI is the amount of cash income received by the Fund from portfolio investments, less operating expenses, subject to certain adjustments as described below. NDI is not a GAAP financial measure. Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes: (a) cash dividends, (b) cash distributions from MLPs and (c) net premiums received from the sale of covered calls. Operating expenses include: (a) investment management and administrative fees, (b) interest expense and (c) other expenses.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Fiscal Year Ended October 31, 2012
Dividends and Other Income from Investments
Dividends	$49.4
MLP Distributions	15.8
Net Premiums Received from Call Options Written	2.4

Total Dividends and Other Income from Investments	67.6
Total Expenses	(12.3)

Net Distributable Income (NDI)	$55.3

Weighted Shares Outstanding	37.8
NDI per Weighted Share Outstanding	$1.46
Distributions paid per Common Share (1)	$1.40

(1)	Distributions for fiscal 2012 include the distributions paid in December 2011, March 2012, June 2012 and September 2012.

Future distributions are subject to Board of Directors approval. In determining our quarterly distribution to common stockholders, the Fund’s Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;
•	expected NDI over the next twelve months;
•	realized gains in the portfolio; and
•	market conditions.

Reconciliation of NDI to GAAP: The difference between “Dividends and Other Income from Investments” in the NDI calculation and “Total Investment Income” as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and is, therefore, excluded from investment income, whereas the NDI calculation includes the return of capital portion of MLP distributions.

•

GAAP recognizes that all or part of the cash distributions from some corporations are characterized as a return of capital and are, therefore, excluded from investment income. The NDI calculation includes the return of capital portion of these distributions.

•

The Fund may sell covered call option contracts to generate income, reduce exposure to certain securities held by the Fund, or for other purposes. In some cases, the Fund is able to repurchase these call option contracts at a price less than the fee that had been received, thereby generating a profit. The amount received from selling call options, less the amount paid to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2F—Significant Accounting Policies and Note 5—Derivatives Transactions for a full discussion of the GAAP treatment of options contracts.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•

The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of October 31, 2012, the Fund’s leverage consisted of $260 million of debt, which represented approximately 26% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	President & Chief Executive Officer

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2012

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—133.3%

	¢ ELECTRIC, GAS AND WATER—53.3%
19,500,000	DUET Group (Australia)	$42,305,936
531,333	Duke Energy Corp.	34,903,265
219,500	Entergy Corp.	15,931,310
685,000	Exelon Corp.	24,509,300
1,384,000	GDF Suez (France)	31,760,317
587,000	Integrys Energy Group, Inc.	31,721,480
4,537,000	National Grid plc (United Kingdom)	51,727,379
1,570,000	Pepco Holdings, Inc.	31,195,900
1,045,000	PPL Corp.	30,911,100
1,362,000	Scottish & Southern Energy plc (United Kingdom)	31,826,230
3,045,000	United Utilities Group plc (United Kingdom)	33,267,142
1,136,000	Westar Energy, Inc.	33,739,200

		393,798,559

	¢ OIL & GAS STORAGE AND TRANSPORTATION—35.2%
367,500	Access Midstream Partners LP	12,932,325
4,287,455	APA Group (Australia)	22,965,171
509,639	Boardwalk Pipeline Partners LP	13,592,072
310,700	Buckeye Partners LP	15,044,094
413,770	Copano Energy LLC	12,619,985
247,184	DCP Midstream Partners LP	11,014,519
825,861	Enbridge Energy Partners LP	24,775,830
453,100	Energy Transfer Partners LP	19,392,680
488,400	Enterprise Products Partners LP	25,743,564
120,000	Genesis Energy LP	3,867,600
247,000	Kinder Morgan Energy Partners LP	20,664,020
262,500	MarkWest Energy Partners LP	14,235,375
502,465	Targa Resources Partners LP	21,043,234
353,834	TC Pipelines LP	15,568,696
439,820	Teekay LNG Partners LP (Marshall Islands)	16,040,235

Shares	Description	Value (Note 2)

384,919	Teekay Offshore Partners LP (Marshall Islands)	$10,234,996

		259,734,396

	¢ TELECOMMUNICATIONS—44.8%
930,000	AT&T, Inc.(a)	32,168,700
1,080,000	CenturyLink, Inc.(a)	41,450,400
7,315,000	Chorus Ltd. (New Zealand)	20,333,649
1,848,000	Deutsche Telekom AG Registered Shares (Germany)	21,099,948
4,870,000	Frontier Communications Corp.	22,986,400
16,500,000	Singapore Telecommunications Ltd. (Singapore)	43,556,321
6,075,000	Telecom Corporation of New Zealand Ltd. (New Zealand)	12,015,605
13,070,000	Telstra Corp., Ltd. (Australia)	56,168,954
17,990,000	Vodafone Group plc (United Kingdom)	48,845,635
3,340,000	Windstream Corp.	31,863,600

		330,489,212

	Total Common Stocks & MLP Interests (Cost $916,364,344)	984,022,167

SHORT-TERM INVESTMENTS—1.5%

	¢ MONEY MARKET MUTUAL FUND—1.5%
11,244,704	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.16%)	11,244,704

	Total Short-Term Investments (Cost $11,244,704)	11,244,704

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—134.8% (Cost $927,609,048)		$995,266,871

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2012

Contracts	Description	Value (Note 2)
WRITTEN OPTIONS—(0.0)%
	¢ CALL OPTIONS—(0.0)%
9,300	AT&T, Inc. Expiration 1/19/13	$(37,200)
5,400	Centurylink, Inc. Expiration 1/19/13	(27,000)
1,000	Centurylink, Inc. Expiration 1/19/13	(5,000)

	Total Written Options (premiums received $573,052)	(69,200)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—134.8% (Cost $927,035,996)		$995,197,671

Borrowings—(35.2)%		(260,000,000)
Other assets in excess of other liabilities—0.4%		2,919,065

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$738,116,736

(a) All or a portion segregated for written options under an escrow receipt.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2012.

Level 1
Common stocks & MLP interests	$984,022,167
Money market mutual fund	11,244,704
Written options	(69,200)

Total	$995,197,671

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 during the fiscal year ended October 31, 2012.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

October 31, 2012

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock and include securities pledged as collateral under the Fund’s credit agreement.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

ASSETS:
Investments at value (cost $927,609,048)	$995,266,871
Receivables:
Investment securities sold	1,088,695
Dividends	2,707,457
Prepaid expenses	21,435

Total assets	999,084,458

LIABILITIES:
Borrowings (Note 8)	260,000,000
Written call options at value (premiums received $573,052) (Note 5)	69,200
Investment advisory fee (Note 3)	637,163
Administrative fee (Note 3)	62,933
Interest payable on line of credit	19,060
Directors’ fees	10,296
Accrued expenses	169,070

Total liabilities	260,967,722

NET ASSETS APPLICABLE TO COMMON STOCK	$738,116,736

CAPITAL:
Common stock ($0.001 par value per share; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	703,758,587
Distributions in excess of net investment income	(1,552,452)
Accumulated net realized loss on investments	(32,289,004)
Net unrealized appreciation on investments, foreign currency translation and written options	68,161,675

Net assets applicable to common stock	$738,116,736

NET ASSET VALUE PER SHARE	$19.46

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2012

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,759,648) (Note 2)	$65,234,419
Less return of capital distributions (Note 2)	(16,563,396)
Interest	358

Total investment income	48,671,381

EXPENSES:
Investment advisory fees (Note 3)	9,893,972
Administrative fees (Note 3)	729,397
Interest expense and fees (Note 8)	3,204,660
Professional fees	255,292
Directors’ fees	174,651
Accounting fees	212,882
Reports to shareholders	114,155
Custodian fees	130,016
Registration fees	33,671
Transfer agent fees	8,429
Other expenses	29,038

Total expenses	14,786,163
Less expenses reimbursed by investment advisor (Note 3)	(2,473,493)

Net expenses	12,312,670

Net investment income	36,358,711

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(35,699,275)
Net realized gain on foreign currency transactions	15,429
Net realized gain on written options	2,775,583
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	44,587,289
Net change in unrealized appreciation (depreciation) on written options	92,633

Net realized and unrealized gain	11,771,659

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$48,130,370

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS:	For the year ended October 31, 2012	For the period ended October 31, 2011(1)
FROM OPERATIONS:
Net investment income	$36,358,711	$9,692,606
Net realized gain (loss)	(32,908,263)	(106,413)
Net change in unrealized appreciation (depreciation)	44,679,922	23,481,753

Net increase in net assets applicable to common stock resulting from operations	48,130,370	33,067,946

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income (Note 6)	(35,266,219)	(9,038,589)
Return of capital (Note 6)	(17,796,877)	(4,161,661)

Decrease in net assets from distributions to shareholders	(53,063,096)	(13,200,250)

FROM CAPITAL STOCK TRANSACTIONS:
Proceeds from initial public offering of –0– and 37,710,000 shares, respectively	—	720,261,000
Shares issued to common stockholders from dividend reinvestment of 55,189 and 159,617 shares, respectively	1,024,389	2,855,548
Offering costs	(15,050)	(1,044,121)

Net increase in net assets derived from capital share transactions	1,009,339	722,072,427

Total increase (decrease) in net assets	(3,923,387)	741,940,123

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK
Beginning of period (Note 1)	742,040,123	100,000

End of period (including distributions in excess of net investment income of ($1,552,452) and undistributed net investment income of $547,604, respectively)	$738,116,736	$742,040,123

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2012

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$48,422,471
Return of capital dividend distributions received	16,563,396
Interest received	358
Interest paid on borrowings	(3,507,400)
Expenses paid	(9,141,384)
Purchase of investment securities	(249,433,742)
Proceeds from sale of investment securities	201,875,439
Net premiums received for call options written/repurchased	2,360,891
Net realized gain from foreign currency transactions	15,429

Net cash provided by operating activities		$7,155,458
Cash flows provided by (used in) financing activities:
Distributions paid net of dividend reinvestment	(52,038,707)
Offering costs paid	(15,050)

Net cash provided by (used in) financing activities		(52,053,757)

Net decrease in cash and cash equivalents		(44,898,299)
Cash and cash equivalents—beginning of year		44,898,299

Cash and cash equivalents—end of year		$—

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$48,130,370
Purchase of investment securities	(249,415,719)
Proceeds from sale of investment securities	202,964,134
Net realized loss on investments	36,030,440
Decrease in purchases payable	(18,023)
Return of capital on investments	16,563,396
Decrease in written options	(745,857)
Increase in securities sold receivable	(1,088,695)
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	(44,587,289)
Net change in unrealized (appreciation) depreciation on written options	(92,633)
Increase in dividends receivable	(438,346)
Decrease in reclaims receivable	189,794
Decrease in interest payables	(302,740)
Decrease in expenses payable	(33,374)

Total adjustments		(40,974,912)

Net cash provided by operating activities		$7,155,458

Supplemental disclosure of non-cash financing activity: Dividend reinvestment		$1,024,389

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31, 2012	For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$19.59	$19.07	(2)

Net investment income(3)	0.96	0.27
Net realized and unrealized gain (loss)	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	1.27	0.87

Distributions on common stock from:
Net investment income	(0.93)	(0.24)
Return of capital	(0.47)	(0.11)

Total distributions	(1.40)	(0.35)

Net asset value, end of period	$19.46	$19.59

Per share market value:
End of period	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses	1.69%	1.52	%(5)
Net operating expenses, without leverage	1.25%	1.20	%(5)
Gross operating expenses	2.03%	1.83	%(5)
Net investment income	4.99%	5.39	%(5)

SUPPLEMENTAL DATA:
Total return on market value(4)	2.22%	(1.40	)%(6)
Total return on net asset value(4)	6.77%	4.70	%(6)
Portfolio turnover rate	21%	0	%(6)
Asset coverage ratio on borrowings, end of period	384%	385%
Net assets applicable to common stock, end of period (000’s omitted)	$738,117	$742,040

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to commencement of operations, the Fund had no operations other than those related to organizational matters and the initial contribution of $100,000 (5,000 shares) by Virtus Partners, Inc. The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.      Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the- counter and quoted on the NASDAQ National List (“NASDAQ”) are valued at the last reported sale price by using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the closing bid price as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. Exchange traded options are valued at closing settlement prices and are classified as Level 1. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are generally classified as Level 2.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange each business day and are categorized as Level 1.

Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3.

B.      Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in Master Limited Partnerships (“MLPs”) which make distributions that are partially attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for 2011 and 2012 are subject to such review.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income, and partially attributable to return of capital due to investments in MLPs. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) from options written” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with VP Distributors, LLC, also an indirect, wholly-owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total directors fees for the fiscal year ended October 31, 2012, were $174,651.

D.      Affiliated Shareholders: At October 31, 2012, Virtus Partners, Inc. (a subsidiary of Virtus) held 5,493 shares of the Fund, which represent 0.01% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2012 aggregated $238,171,017 and $202,964,134, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

During the fiscal year ended October 31, 2012, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the year ended October 31, 2012 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2011	34,832	$1,318,909
Options written	50,670	2,635,417
Options closed (premiums paid $274,526)	(18,125)	(915,769)
Options expired	(45,047)	(2,134,341)
Options exercised	(6,630)	(331,164)

Options outstanding at October 31, 2012	15,700	$573,052

The average premiums received for call options written during the period ended October 31, 2012, was ($378,109). The average premiums received amount is calculated based on the average daily premiums received for the fiscal year ended October 31, 2012.

The following is a summary of the derivative activity reflected in the financial statements at October 31, 2012 and for the fiscal year then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ -0-	Net realized gain on written options	$2,775,583

Liabilities: Written call options at value	(69,200)	Net change in unrealized appreciation (depreciation) on written options	92,633

Net asset (liability) balance	($69,200)	Total net realized and unrealized gain	$2,868,216

Note 6. Distributions and Tax Information

At October 31, 2012, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$925,229,474	$103,992,292	($33,954,895)	$70,037,397
Written options	(573,052)	503,852	0	503,852

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is attributable to investments in Passive Foreign Investment Companies and MLP earnings and basis adjustments.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

The tax character of distributions paid during the year/period ended October 31 was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$35,266,219	$9,038,589
Return of capital	17,796,877	4,161,661

Total distributions	$53,063,096	$13,200,250

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$0
Undistributed long-term capital gains	0
Unrealized net appreciation (depreciation)	65,461,053

$65,461,053

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At October 31, 2012, the Fund had short-term capital loss carryovers of $31,140,834 not subject to expiration.

Note 7. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

At October 31, 2012, the following reclassifications were recorded:

Paid-in capital	Accumulated net realized gain (loss) on investments	Undistributed (Distributions in excess of) net investment income
$2,573,289	$619,259	($3,192,548)

The reclassifications primarily relate to MLP recharacterization of gains and foreign currency gain (loss). These reclassifications have no impact on the net asset value of the Fund.

Note 8. Borrowings

On August 24, 2011, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee).

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2012

Total commitment fees paid and accrued for the fiscal year ended October 30, 2012, were $121,999 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the fiscal year ended October 31, 2012, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 1.19%, respectively. At October 31, 2012, the Fund had outstanding borrowings of $260,000,000 at a rate of 1.07% for a one-month term.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 11. Subsequent Events

On November 7, 2012, the Fund announced a dividend of $0.35 per share of common stock payable on December 31, 2012 to common shareholders of record on December 14, 2012.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, other than the events described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Duff & Phelps Global Utility Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Global Utility Income Fund Inc. at October 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 12, 2012

TAX INFORMATION (Unaudited)

For the period ended October 31, 2012, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders, and long-term capital gains dividends (“LTCG”) ($ reported in thousands). The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	50.9%	$0

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.

The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.

Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:

1.	If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

2.	If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.

The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.

Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.

A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:

1.	such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or

2.	if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.

The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.

These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.

All correspondence concerning the plan should be directed to the plan administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpgfund.com to view a copy of the plan in its entirety or contact us at (866) 270-7598.

ADDITIONAL INFORMATION (Unaudited)

Since July 26, 2011, the date of the Fund’s initial prospectus: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”). The addresses for all directors are c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, IL 60606. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

Directors of the Fund (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Independent Directors

Stewart E. Connor Age: 71	Director	Term expires 2015; Director since May 2011	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966–2005 (Chairman, Executive Committee 2000–2004, Managing Partner 1988–2000)	4

Robert J. Genetski Age: 69	Director	Term expires 2013; Director since May 2011	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books	4	Director, Midwest Banc Holdings, Inc. 2005–2010

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Nancy Lampton Age: 70	Director and Vice Chairperson of the Board	Term expires 2015; Director since May 2011	Vice Chairperson of the Board of DNP since February 2006, DTF and DUC since May 2007 and DPG since May 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999–March 2012

Philip R. McLoughlin Age: 66	Director	Term expires 2013; Director since May 2011	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	63	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1985–2009

Geraldine M. McNamara Age: 61	Director	Term expires 2014; Director since May 2011	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982–2006	52

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Eileen A. Moran Age: 58	Director	Term expires 2015; Director since May 2011	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

Christian H. Poindexter Age 74	Director	Term expires 2014; Director since May 2011	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002–March 2003; Chairman of the Board, April 1999–July 2002; Chief Executive Officer, April 1999–October 2001; President, April 1999–October 2000) Chairman, Baltimore Gas and Electric Company, January 1993–July 2002 (Chief Executive Officer. January 1993–July 2000; President, March 1998–October 2000; Director, 1988–2003)	4	Director, The Baltimore Life Insurance Company 1998–2011

Carl F. Pollard Age: 74	Director	Term expires 2014; Director since May 2011	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001–2011 (Director 1985–2011)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

David J. Vitale Age: 66	Director and Chairman of the Board	Term expires 2015; Director since May 2011	Chairman of the Board of DNP, DTF and DUC since May 2009 and DPG since May 2011; President, Chicago Board of Education since May 2011; Chairman, Urban Partnership Bank since August 2010; Private investor, January 2009–August 2010; Senior Advisor to the CEO, Chicago Public Schools, April 2007–December 2008; (Chief Administrative Officer, April 2003–April 2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001–November 2002; Vice Chairman and Director, Bank One Corporation, 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993–1998 (Director, 1992–1998; Executive Vice President, 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company formerly known as UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Interested Director

Nathan I. Partain, CFA Age: 56	Director	Term expires 2013; Director since March 2011	President and Chief Executive Officer of the Fund since March 2011. President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President, 1997–2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, 1998–2001; Senior Vice President, 1997–1998); President and Chief Executive Officer of DTF and DUC since 2004; Director of Utility Research, Duff & Phelps Investment Research Co., 1989–1996 (Director of Equity Research, 1993–1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

The Fund’s Statement of Additional Information includes additional information about the Fund’s directors and is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Officers of the Fund (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 62	Secretary since March 2011 and Senior Vice President since May 2012	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008, Vice President 1987–1993)

Deborah A. Jansen, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 56	Chief Investment Officer since March 2011 and Vice President since May 2012	Senior Vice President of the Adviser since 2001; Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996-2000 (Vice President, Principal and Economist 1987-1995)

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 53	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since March 2011	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of Board of Governors of CFA Institute since September 2012 (Board Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 58	Chief Compliance Officer since March 2011	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer, 2002–2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC, 2001–2002

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 40	Vice President and Assistant Treasurer since August 2011	Senior Vice President, Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (f/k/a Phoenix Investment Partners, Inc.) since 2009 (Vice President, Fund Administration 2007–2009), Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer, Virtus Variable Insurance Trust since 2006; Chief Financial Officer and Treasurer, certain funds within the Virtus Mutual Funds Family (f/k/a Phoenix Mutual Fund Family) since 2005

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

William J. Renahan Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 43	Vice President and Assistant Secretary since August 2012	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since June 2012; Vice President, Legg Mason, Inc. (f/k/a Salomon Brothers Asset Management, Inc.) 1999–June 2012

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 54	Vice President and Assistant Treasurer since August 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (f/k/a Phoenix Investment Partners, Inc.) since 2008; Assistant Vice President, Phoenix Equity Planning Corporation, 1995–2008; Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (f/k/a Phoenix Edge Series Fund) since 1995

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Board of Directors

DAVID J. VITALE

Chairman

NANCY LAMPTON

Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

WILLIAM J. RENAHAN

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at www.dpgfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that two members of its audit committee (the “Audit Committee”), Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2012	Fiscal year ended October 31, 2011

(a) Audit Fees (1)	$51,000	$36,000

(b) Audit-Related Fees (2)(6)	0	10,000

(c) Tax Fees (3)(6)	3,000	0

(d) All Other Fees (4)(6)	0	0

(g) Aggregate Non-Audit Fees (5)(6)	3,000	10,000

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements. In 2011, such services consisted of $30,000 for the audit of the registrant’s annual financial statements and $6,000 for the audit of interim financial statements in connection with the registrant’s initial public offering (“IPO”).

(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In 2011, such services consisted of $2,500 for the review of the IPO registration statement and issuance of related consents and $7,500 for the issuance of standard comfort letters to the IPO underwriters.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In the current fiscal year, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)	No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DUC and DTF).

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 20, 2012 and amended August 9, 2012)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

	Fund	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$51,000	N/A
2. Reading of the Fund’s semi-annual financial statements	(3)	N/A
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

	Fund	Affiliates(2)

1. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

		N/A
2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A
4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

	Fund	Affiliates	(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$6,000	N/A
2. Consultations with the Fund’s management as to the tax treatment of transactions or events	$6,000(3)(4)	N/A
3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on August 9, 2012 in connection with the finalization and signing of the 2012 engagement letter, and thereby became part of this Pre-approval Policy.

(4)	This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

(5)	Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2012

Dated: February 20, 2012 and amended August 9, 2012

	Fund	Affiliates	(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

¡	Bookkeeping or other services related to the accounting records or financial statements of the audit client

¡	Financial information systems design and implementation

¡	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

¡	Actuarial services

¡	Internal audit outsourcing services

¡	Management functions

¡	Human resources

¡	Broker-dealer, investment adviser or investment banking services

¡	Legal services

¡	Expert services unrelated to the audit

Item 5. Audit Committee of Listed registrants.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

Item 6. Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Global Utility Income Fund Inc.

The Fund’s Portfolio Managers

The same team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser, has been responsible for the day-to-day management of the Fund’s portfolio since the Fund began making investments in July 2011. The members of that investment team and their respective areas of responsibility and expertise, as of December 12, 2012, are as follows:

Deborah A. Jansen, CFA, is Chief Investment Officer of the Fund. Ms. Jansen has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen concentrates her research on the global electric and natural gas industries and Ms. Jansen has final investment authority with respect to the Fund’s entire investment portfolio. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Eric J. Elvekrog, CFA, CPA, is a Portfolio Manager of the Fund and has been an Analyst for the Adviser since 1993. Mr. Elvekrog assists Ms. Jansen in leading the portfolio management team and is authorized to make investment decisions in her absence. He concentrates his research on the global telecommunications industries.

Charles J. Georgas, CFA, CIPM, Mr. Georgas serves as an analyst of the Fund and has been an analyst for the Adviser since 2008. Mr. Georgas covers master limited partnerships and is a member of the risk management and quantitative research unit for the Adviser’s equity and fixed income products. Prior to joining the Adviser, Mr. Georgas was a Senior Equity Analyst covering the consumer sector for Marquis Investment Research and Jackson Securities (2004-2008).

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2012 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of October 31, 2012, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Deborah A. Jansen	1	$3,300	0	$0	0	$0
Eric J. Elvekrog	0	$0	0	$0	0	$0
Charles J. Georgas	0	$0	0	$0	0	$0

(1)    Registered Investment Companies include all mutual funds and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)    Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3) Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2012, of the Fund’s Portfolio Managers. The Portfolio Managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus Investment Partners, Inc. (“Virtus”) restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the MSCI US Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices reflecting the stock weightings of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. The intent is to discourage Portfolio Managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s Portfolio Managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. The total return component of the performance portion of Portfolio Managers’ incentive bonus compensation is compared to a composite of the MSCI Utilities, MSCI World Non US Utilities, MSCI World Telecom, and Alerian MLP indices. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

It is intentional that the performance portion of Portfolio Managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits. Portfolio Managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2012, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Deborah A. Jansen	$10,001-$50,000
Eric J. Elvekrog	$50,001-$100,000
Charles J. Georgas	$1-$10,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated April 4, 2012), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date	01/03/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date	01/03/13

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary (Principal Financial Officer)

Date	01/03/13